                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule
                 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                  SM&R EQUITY INCOME FUND, INC.
      ----------------------------------------------------------------------------------
                       (Name of Registrant as Specified In Its Charter)

      ----------------------------------------------------------------------------------

      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)Payment of
      Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4) Proposed maximum aggregate value of transaction:
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     (5) Total fee paid:
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/ /  Fee paid previously with preliminary materials.
/ /  Check box if any part of the fee is offset as provided by Exchange Act
     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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
                                 IMPORTANT NEWS
                       FOR SM&R EQUITY INCOME FUND, INC.
                                  SHAREHOLDERS

    Your Fund will host a special meeting of shareholders on October 31, 2000 at the principal executive offices of the Fund and of Securities Management and Research, Inc., at 2450 South Shore Boulevard, Suite 400, League City, Texas 77573. The purpose of the meeting is to vote on an important matter affecting the Fund.

    The first few pages of this booklet summarize the matter to be voted on and explain the proxy process, including how you can conveniently cast your votes. Before you vote, please read the full text of the proxy statement for a complete understanding of the Fund's proposal.

                                 PROPOSAL NO. 1
                         APPROVAL OF PLAN OF CONVERSION

    At this time, your Fund and four other funds advised by SM&R make up the SM&R fund complex. We want to convert your Fund and two other funds in the SM&R fund complex into newly established series of SM&R Investments, Inc., another of the funds in the SM&R fund complex. Currently, your Fund and such other two funds are "stand alone" funds -- that is, they are organized and operated as separate legal entities, Maryland corporations. Ultimately, if the conversion is approved by the shareholders of the Fund and the other two funds, your Fund and the other funds approving the conversion will no longer be "stand alone" funds and will be operated as individual series of SM&R Investments, Inc. We believe that such "conversion" will result in a structure more in line with other funds and will result in a reduction of costs, administrative complexities and redundancies. The conversion of your Fund into a new series of SM&R
Investments, Inc. will have no material effect on the shareholders, officers, operations, management or value of the Fund or your Fund shares.

    The material terms of the conversion are as follows:

- SM&R Investments, Inc. will form a new series as a clone of the Fund. This new series of SM&R Investments, Inc. will have investment objectives and principal investment strategies materially the same as the Fund, as well as the same investment adviser. (See pp. 3-4).

- The new series of SM&R Investments, Inc. will purchase all of the assets of the Fund by delivering shares of the new series to the Fund. (See pp. 3, 5).

- Prior to its termination, the Fund will constructively distribute to each shareholder one share of the new series in exchange for each Fund share held by such shareholder. (See pp. 3, 5-6).

- Fund shareholders would then own the same number of shares of the new series of SM&R Investments, Inc. of the same class and at the same net asset value as they owned in the Fund immediately prior to the conversion. (See pp. 5-7).

                    Q & A ABOUT THE ENCLOSED PROXY MATERIALS

Q.  I'm a small investor. Why should I bother to vote?

A. Your vote makes a difference. If numerous shareholders just like you fail to vote their proxies, your Fund may not receive enough votes to go forward with its meeting. If this happens, we'll need to mail proxies again -- a costly proposition for your Fund.

Q.  Who gets to vote?

A. Any person who owned shares of your Fund on the "record date", which was August 31, 2000, gets to vote -- even if the investor sold the shares after the record date. Each shareholder is entitled to one vote for each share of the Fund owned on the record date.

Q.  How can I vote?

A.   You can vote in any one of the following ways:

    -  Through the Internet using the address listed on your proxy card.

    - By Touch Tone, with a toll-free call to the number listed on your proxy card.

    -  By mail, with the enclosed ballot.

    -  In person at the meeting.

We encourage you to vote by Internet or telephone, using the 12-digit "control" number that appears on your proxy card. These voting methods will save your Fund a good deal of money (no return-mail postage!). Whichever method you choose, please take the time to read the full text of our proxy statement before you vote.

Q.  I plan to vote by mail. How should I sign my proxy card?

A. If you are an individual account owner, please sign exactly as your name appears on the proxy card. Either owner of a joint account may sign the proxy card, but the signer's name must exactly match one that appears on the card. You should sign proxy cards for other types of accounts in a way that indicates your authority (for instance, "John Investor, Custodian").

Q.  How do the Board members of my Fund suggest that I vote?

A. After careful consideration, the Board members of your Fund, including the independent members, recommend that you vote "For" approval of the new Investment Advisory Agreement and "For" approval of the proposed Plan of Conversion.

Q.  Whom do I call for more information?

A. Please call Shareholder Services toll free at 1-800-526-8346 and dial extension 229 to talk to Michele Lord; extension 214 to talk to Cindy Martin; or extension 225 to talk to Teresa Axelson. Each of such persons will be able to assist you.

                          SM&R EQUITY INCOME FUND, INC
                     2450 SOUTH SHORE BOULEVARD, SUITE 400
                            LEAGUE CITY, TEXAS 77573
                                 (281) 334-2469

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                OCTOBER 31, 2000

                            ------------------------

To the Shareholders of
  SM&R Equity Income Fund, Inc.:

    A Special Meeting (the "Special Meeting") of the Shareholders of SM&R Equity Income Fund, Inc. (the "Fund") will be held at the principal executive offices of the Fund and of Securities Management and Research, Inc., at 2450 South Shore Boulevard, Suite 400, League City, Texas 77573. The meeting will be held on October 31, 2000, at 9:30 a.m. Central Time, for the following purposes:

1. To consider and act upon an Agreement and Plan of Conversion and Termination providing for the conversion of the Fund from a separate, "stand alone" fund to a separate series of SM&R Investments, Inc.

2. To act on such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

    Only shareholders of record at the close of business on August 31, 2000, are entitled to notice of, and to vote at, the Special Meeting. After the Special Meeting, the Fund does not presently anticipate holding regular annual meetings of shareholders except to the extent required by law. A list of the Fund's shareholders is held in the office of the Fund, 2450 South Shore Boulevard, Suite 400, League City, Texas 77573.

                                 By Order of the Board of Directors

                                 /s/ Teresa E. Axelson

                                 Teresa E. Axelson,
                                 Secretary

September 21, 2000

                            YOUR VOTE IS IMPORTANT!

YOU CAN VOTE EASILY AND QUICKLY BY TOLL-FREE TELEPHONE CALL, THROUGH THE INTERNET, OR BY MAIL WITH THE ENCLOSED BALLOT. JUST FOLLOW THE SIMPLE INSTRUCTIONS THAT APPEAR ON YOUR ENCLOSED PROXY CARD.
PLEASE HELP YOUR FUND AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY. A MAJORITY OF THE OUTSTANDING SHARES OF THE FUND MUST BE PRESENT IN PERSON OR BY PROXY AT THE MEETING.

                                PROXY STATEMENT
                                      FOR
                         SM&R EQUITY INCOME FUND, INC.

                             ---------------------

                     2450 SOUTH SHORE BOULEVARD, SUITE 400
                            LEAGUE CITY, TEXAS 77573
                                 (281) 334-2469

                            ------------------------

                              GENERAL INFORMATION

    This Proxy Statement is being mailed to the shareholders of SM&R Equity Income Fund, Inc. (the "Fund") on or about September 21, 2000, and is furnished in connection with solicitation of proxies by the Board of Directors of the Fund for use at the Fund's Special Meeting of Shareholders (the "Special Meeting") to be held on October 31, 2000, and at any adjournment of such meeting.

    A proxy may be revoked at any time prior to the voting thereof by written notice to the Secretary of the Fund at the address shown above, by personal attendance at the Special Meeting, or by submitting a proxy bearing a later date. The cost of printing and mailing this Proxy Statement, the attached Notice and Proxy and all other costs of solicitation will be paid by Securities Management and Research, Inc. ("SM&R"), the Fund's underwriter, administrator, and investment adviser.

    The Fund is a Maryland corporation.

    August 31, 2000 (the "Record Date") has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting. The Fund had 6,662,822.530 shares of common stock (the "Common Stock") outstanding on the Record Date.

    Each share of Common Stock outstanding is entitled to one vote, but votes may not be cumulated.

    Generally, one-third (1/3) of the outstanding common shares of the Fund must be present in person or by proxy to constitute a quorum for the approval of any matter which properly comes before the Special Meeting. However, approval of Proposal 1 will require that more than one-half (1/2) of the Fund's outstanding common shares be present in person or by proxy. (See "Required Vote" in the discussion of each proposal below.) Abstentions and proxies signed and returned by brokers without voting on a proposal ("Broker Non-Votes") will not be counted for or against the proposal, but will be counted as votes present for purposes of determining whether a quorum is present.

    If, as the time of the Special Meeting nears, more than 50% of the Fund's outstanding shareholders have not voted, the officers of the Fund or the proxy solicitation service utilized by the Fund may make phone calls to certain of the shareholders in order to gather more votes.

    SM&R and SM&R's parent company, American National Insurance Company ("American National"), have advised the Fund that they intend to vote all of their shares of the Fund "FOR" the one (1) proposal described below.

PROPOSAL NO. 1. TO CONSIDER AN AGREEMENT AND PLAN OF CONVERSION AND TERMINATION
    PROVIDING FOR THE CONVERSION OF THE FUND TO A SERIES OF SM&R
    INVESTMENTS, INC.

    At this time, your Fund, SM&R Growth Fund, Inc. and SM&R Balanced Fund, Inc. (the "SM&R Equity Funds") and SM&R Investments, Inc. and American National Investment Accounts, Inc., two other funds being advised by SM&R make up the SM&R fund complex. Your Fund and the other two SM&R Equity Funds currently have boards of directors consisting of the same seven (7) persons.

    The Fund is presently organized as a "stand alone" fund -- that is, it is organized as a corporation under Maryland law and, as such, is currently operated as a separate legal entity. Your Fund's Board of Directors, including its Independent Directors, and the directors of SM&R Investments, Inc., another fund in the SM&R fund complex, have unanimously approved an Agreement and Plan of Conversion and Termination for your Fund (the "Conversion Plan"), a copy of which is attached to this Proxy Statement as Appendix "A". The Conversion Plan provides for the conversion of your Fund (the "Conversion") from a "stand alone" fund to a newly established separate series (the "New Series") of SM&R Investments, Inc. The boards of directors of the other two (2) SM&R Equity Funds (which are the same persons who are directors of your Fund) have also approved the conversion of those funds into newly established series of SM&R
Investments, Inc. THE PROPOSED CONVERSION WILL HAVE NO MATERIAL EFFECT ON THE SHAREHOLDERS, OFFICERS, OPERATIONS OR MANAGEMENT OF YOUR FUND.

    SM&R Investments, Inc. was incorporated under the laws of Maryland on November 6, 1991. It changed its name from SM&R Capital Funds, Inc. to SM&R Investments, Inc. on December 31, 1998. Like your Fund, SM&R Investments, Inc. is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, commonly called a "mutual fund." The mailing address and telephone number of the principal office of SM&R Investments, Inc. are the same as those of your Fund.

    SM&R Investments, Inc. currently offers the following portfolios, each having the number of shares indicated as of August 31, 2000: SM&R Government Bond Fund (2,303,561.685 shares), SM&R Tax Free Fund (1,107,713.173 shares), SM&R Primary Fund (27,055,976.673 shares), SM&R Money Market Fund (54,257,586.160 shares) (the "SM&R Fixed Income Funds"). SM&R Investments, Inc. also currently offers the following portfolios which commenced operations on September 1, 2000: SM&R Alger Growth Fund; SM&R Alger Small-Cap Fund; SM&R Alger Aggressive Growth Fund and SM&R Alger Technology Fund (the "SM&R Alger Funds"). The SM&R Alger Funds did not have any shares outstanding on the Record Date. The SM&R Fixed Income Funds declare dividends monthly. The SM&R Alger Funds declare dividends quarterly.

    If the Conversion is approved by the shareholders of your Fund, your Fund will become another series of SM&R Investments, Inc. Your Fund, however, will continue to declare dividends quarterly each year. However, after the Conversion, the New Series will have a fiscal year which runs from September 1 through August 31 instead of your Fund's present fiscal year which runs from January 1 through December 31.

    The Conversion would be accomplished by having SM&R Investments, Inc. form the New Series which would be a clone of your Fund. Such New Series would have investment objectives and principal investment strategies, the same classes and would otherwise be materially the same as your Fund. Such New Series would "purchase" all of the assets of the Fund by delivering shares of the New Series to the Fund. The Fund would then be dissolved, and its assets -- the shares of the New Series -- would be distributed to the Fund's shareholders, who would then be shareholders of the New Series of SM&R Investments, Inc.

    The New Series, which has not commenced business operations and will be established for the purpose of effecting the Conversion, will carry on the business of your Fund following the Conversion. The New Series will have an investment objective, investment strategies, techniques and restrictions materially the same as those of your Fund. Since both the Fund and SM&R Investments, Inc. are Maryland corporations organized under substantially similar articles of incorporation, the rights of securities holders of the Fund under state law and the Fund's governing documents are expected to remain unchanged after the Conversion. Shareholder voting rights for both the Fund and SM&R Investments, Inc. are currently based on the number of shares owned by each shareholder.

    In contemplation of the Conversion, SM&R Investments, Inc.'s directors nominated and SM&R Investments, Inc.'s shareholders have elected a board of 14 directors. Seven of such directors are the same individuals now serving as directors of your Fund and two of the other funds in the SM&R complex of funds. The remaining directors are individuals, all of whom have served as directors of SM&R Investments, Inc. for at least three (3) years. By approving the Conversion, you are agreeing that such 14 directors will continue as directors of SM&R Investments, Inc. after the Conversion -- that is, in effect, by voting for the Conversion, you are ratifying and approving the election of such 14 individuals as directors. See "Information Concerning SM&R Investments, Inc.'s Directors, Board Organization and Executive Officers".

    The directors of SM&R Investments, Inc. will hold office without any limit in time except that: (i) any director may resign; and (ii) a director may be removed at any meeting of SM&R Investments, Inc.'s shareholders at which a quorum is present by the affirmative vote of the majority of the outstanding voting shares of SM&R Investments, Inc. In case a vacancy shall exist, a majority of the remaining directors, though less than a quorum, will vote to fill such vacancy by appointing another director, so long as immediately after such appointment, at least two-thirds of the directors have been elected by shareholders. If, at any time, less than a majority of the directors holding office have been elected by shareholders, the directors then in office will promptly call a shareholders meeting for the purpose of electing a board of directors. Otherwise, unlike publicly traded companies, most mutual funds, including your Fund and SM&R Investments, Inc., do not hold shareholder meetings every year. Instead, they undertake this expensive process only when required by law or when significant issues, such as the Conversion, requiring shareholder approval come up. This means that you may not have an opportunity to actually vote for or against nominees for director for a substantial period of time.

    SM&R, the investment adviser to the Fund, will be responsible for providing the New Series with various administrative services and supervising the daily business affairs of the New Series, subject to the supervision of SM&R Investments, Inc.'s board of directors. Such services will be provided by SM&R pursuant to management contracts substantially similar to the contracts in effect between the Fund and SM&R immediately prior to the proposed Conversion. SM&R will also continue as the principal distributor of the shares of the New Series under an underwriting agreement substantially similar to the existing Underwriting Agreement between the Fund and SM&R. SM&R will also serve as investment adviser to the New Series.

REASONS FOR THE PROPOSED CONVERSION

    The Fund's board of directors unanimously recommends conversion of the Fund to the New Series of SM&R Investments, Inc. This proposed Conversion is part of an overall plan that involves the proposed conversion of the other two SM&R Equity Funds as well. The goal of the conversions is to restructure the three SM&R Equity Funds, which are currently stand alone funds in the SM&R fund complex, into separate series under SM&R Investments, Inc. Ultimately, if all of the conversions are approved, the SM&R fund complex will consist of two funds, each with multiple series. The Conversion will consolidate and streamline the production and mailing of certain financial reports and legal documents, reducing the expenses of the Fund. The Conversion will also make transfers among the SM&R fund complex easier as transfers among series of the same fund involve less administrative difficulties than transfers among different stand-alone funds. The Fund's board of directors has unanimously determined that the proposed Conversion is in the best interests of the Fund, that the terms of the Conversion are fair and reasonable, and that the interests of the shareholders of the Fund will not be diluted as a result of the Conversion. THE PROPOSED CONVERSION WILL HAVE NO MATERIAL EFFECT ON THE SHAREHOLDERS, OFFICERS, OPERATIONS OR MANAGEMENT OF THE FUND.

    The proposal to present the Conversion Plan to the Fund's shareholders was unanimously approved by the Fund's board of directors (and the boards of directors of the other two SM&R Equity Funds), including all of its Independent Directors, on August 17, 2000. The board of directors of SM&R Investments, Inc. also approved such Conversion on August 17, 2000. If the shareholders of the Fund, or another of the two SM&R Equity Funds which are proposed to be converted into series of SM&R Investments, Inc., do not approve the Conversion, the Fund or such other funds which do not approve the Conversion will continue to operate as stand alone funds.

SUMMARY OF THE CONVERSION PLAN

    The following discussion summarizes the important terms of the Conversion Plan. The summary is qualified in its entirety by reference to the Conversion Plan itself, which is attached as Appendix "A" to this Proxy Statement. YOU SHOULD READ THE CONVERSION PLAN IN ITS ENTIRETY.

    If the Conversion Plan is approved by the shareholders of the Fund at their October 31, 2000 Special Meeting, then, on December 31, 2000, or on such later date agreed upon (the "Closing Date"), the Fund will transfer all of its assets to the New Series in exchange for shares thereof ("New Series Shares") equal to the number of the Fund's shares outstanding on the Closing Date and the assumption by the New Series of all of the liabilities of the Fund.

Immediately thereafter, the Fund will constructively distribute to each Fund shareholder one (1) New Series Share for each Fund share held by the shareholder on the Closing Date, by class, in liquidation of the Fund shares. As soon as is practicable after this distribution of New Series Shares, the Fund will be terminated and will be wound up and liquidated. UPON COMPLETION OF THE PROPOSED CONVERSION, EACH FUND SHAREHOLDER WILL OWN FULL AND FRACTIONAL NEW SERIES SHARES EQUAL IN NUMBER, DENOMINATION AND AGGREGATE NET ASSET VALUE TO, AND OF THE SAME CLASS AS, HIS OR HER FUND SHARES.

    The Conversion Plan obligates SM&R Investments, Inc. to enter into (i) an Investment Advisory Agreement with SM&R with respect to the New Series (the "New Investment Advisory Agreement"); (ii) an Underwriting Agreement with SM&R with respect to the New Series (the "New Underwriting Agreement"); (iii) an Administrative Service Agreement with SM&R with respect to the New Series (the "New Administrative Service Agreement"); (iv) a Custodian Contract with SM&R with respect to the New Series (the "New Custodian Contract"); (v) a Multiple Class Plan with respect to the New Series (the "New Multiple Class Plan"); and
(vi) a Distribution and Shareholder Servicing Plan under Rule 12b-1 (the "New 12b-1 Plan") with respect to the New Series; (collectively, the "New Agreements"). Approval of the Conversion Plan by the Fund's shareholders will authorize the Fund (which will be issued a single share of the New Series on a temporary basis) to approve the New Agreements as the sole initial shareholder of the New Series. Each of the New Agreements will be materially the same as the corresponding contract or plan in effect with respect to the Fund immediately prior to the Closing Date.

    The New Agreements will take effect on the Closing Date and each will continue in effect for one (1) year. Thereafter, the New Investment Advisory Agreement and the New Underwriting Agreement will each continue in effect only if its continuance is approved at least annually: (i) by the vote of a majority of SM&R Investments, Inc.'s Independent Directors cast in person at a meeting called for the purpose of voting on such approval; and (ii) by the vote of a majority of SM&R Investments, Inc.'s directors or a majority of the outstanding voting shares of the New Series. The New Administrative Service Agreement and the New Custodian Contract will continue in effect until terminated, with the New Administrative Service Agreement being terminable by SM&R Investments, Inc. or SM&R at any time without penalty upon 60 days' notice, and with the New Custodian Contract being terminable at either time by SM&R Investments, Inc. or by SM&R upon 30 days' notice. The New Multiple Class Plan will continue in effect until terminated or materially changed by SM&R Investments, Inc. The New 12b-1 Plan will be terminable at any time without penalty by a vote of a majority of SM&R Investments, Inc.'s

Independent Directors or a majority of the outstanding voting shares of the New Series.

    Assuming that the Conversion Plan is approved, it is currently contemplated that the Conversion will become effective on the Closing Date. However, the Conversion Plan may become effective at such other date agreed upon by the Fund and SM&R Investments, Inc. in writing.

    The obligations of the Fund and SM&R Investments, Inc. under the Conversion Plan are subject to various conditions stated therein. Notwithstanding the approval of the Conversion Plan by the Fund's shareholders, such plan may be terminated or amended at any time prior to the Closing Date by action of the directors of the Fund to provide against unforeseen events if: (i) there is a material breach by SM&R Investments, Inc. of any representation, warranty, or agreement contained in the plan to be performed at or prior to the Closing Date; or (ii) it reasonably appears that SM&R Investments, Inc. will not or cannot meet a condition of the plan. Either the Fund or SM&R Investments, Inc. may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Conversion Plan, provided that the waiver or amendment does not materially adversely affect the interests of the Fund's shareholders.

CONTINUATION OF FUND SHAREHOLDER ACCOUNTS

    SM&R Investments, Inc. will establish accounts for the New Series shareholders containing the appropriate number, class and denominations of the New Series Shares to be received by each shareholder under the Conversion Plan. Such accounts will be the same in all material respects as the accounts currently maintained by the Fund for shareholders.

    As a practical matter, the Conversion of your Fund will have no noticeable effect on the Fund's shareholders. Your investment will not change. On the day the Conversion takes place, you will own the same number of shares of the same class of the New Series of SM&R Investments, Inc. as you owned of the Fund. The net asset value of such shares will be the same as the net asset value of the Fund's shares immediately prior to the conversion. The portfolio of the New Series will be the same portfolio owned by the Fund immediately prior to the Conversion. Thus, your interests as shareholder will not be diluted by the Conversion.

EXPENSES

    The expenses of the Conversion will be borne by SM&R.

TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS

    Certain fundamental investment restrictions of the Fund, which prohibit it from acquiring more than a stated percentage of ownership of another company, might be construed as restricting its ability to carry out the Conversion. By approving the Conversion Plan, shareholders will be agreeing to waive, only for the purpose thereof, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.

TAX CONSEQUENCE OF THE CONVERSION

    Both the Fund and SM&R Investments, Inc. have received an opinion from Sutherland, Asbill & Brennan, L.L.P., that the Conversion will constitute a tax-free reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, neither the Fund, the New Series, nor the shareholders of the Fund will recognize gain or loss for federal income tax purposes upon: (i) the transfer of the Fund's assets in exchange solely for the New Series Shares and the New Series' assumption of the Fund's liabilities; or (ii) the distribution of those shares to the Fund's shareholders in liquidation of their Fund shares. The opinion further provides, among other things, that: (1) a Fund shareholder's aggregate basis for federal income tax purposes of the New Series Shares to be received by the shareholder in the Conversion will be the same as the aggregate basis of his or her Fund shares to be constructively surrendered in exchange for those New Series Shares; and (2) a Fund shareholder's holding period for his or her New Series Shares will include the shareholder's holding period for his or her Fund shares, provided that those Fund shares were held as capital assets at the time of the Conversion.

CONCLUSION

    The Board has concluded that the proposed Conversion Plan is in the best interest of the shareholders of the Fund. A vote in favor of the Conversion Plan encompasses: (i) approval of the Conversion of the Fund to the New Series;
(ii) ratifying and approving the election of the current fourteen (14) directors of SM&R Investments, Inc.; (iii) approval of the temporary waiver of certain investment limitations of the Fund to permit the Conversion (see "Temporary Waiver of Investment Restrictions", above); and (iv) authorization of the Fund, as the sole initial shareholder of the New Series, to approve: (a) an Investment Advisory Agreement with SM&R with respect to the New Series (the "New Investment Advisory Agreement"); (b) an Underwriting Agreement with SM&R with respect to the New Series (the "New Underwriting Agreement"); (c) an Administrative Service Agreement with SM&R with respect to the New Series (the "New Administrative Service Agreement"); (d) a Custodian Contract with SM&R with respect to the New Series (the

"New Custodian Contract"); (e) a Multiple Class Plan with respect to the New Series (the "New Multiple Class Plan"); and (f) a Distribution and Shareholder Servicing Plan under Rule 12b-1 (the "New 12b-1 Plan") with respect to the New Series; (collectively, the "New Agreements"). Each of these New Agreements is materially the same as the corresponding contract or plan in effect with respect to the Fund immediately prior to the Closing Date. If approved, the Conversion Plan will take effect on the Closing Date. If the Conversion Plan is not approved, the Fund will continue to operate as a stand-alone Fund. Otherwise, the Fund will be converted consistent with shareholder approval.

REQUIRED VOTE -- PLAN OF CONVERSION

    Approval of the Plan of Conversion requires the affirmative vote of a majority of Fund shares entitled to vote.

                     STOCK OWNERSHIP OF CERTAIN BENEFICIAL
       OWNERS AND OFFICERS AND DIRECTORS OF SM&R EQUITY INCOME FUND, INC.

    The Fund is not aware of any person (including any "group" as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934) who held, of record or beneficially, more than 5% of SM&R Investments, Inc.'s Common Stock outstanding on the Record Date.

    SM&R, the investment adviser, manager and underwriter of the Fund and SM&R Investments, Inc., is a wholly-owned subsidiary of American National Insurance Company ("American National"). The Moody Foundation (the "Foundation"), a charitable foundation established for charitable and educational purposes, owns approximately 23.7% of American National's common stock and the Libbie S. Moody Trust, a private trust, owns approximately 37.6% of such shares. The trustees of the Foundation are Robert L. Moody ("RLM"), Chairman of the Board, President and Chief Executive Officer of American National, Frances Moody Newman, RLM's mother, and Ross R. Moody, RLM's son.

    The Moody National Bank of Galveston (the "Bank") is the trustee of the Libbie S. Moody Trust. RLM is Chairman of the Board, President and Chief Executive Officer of the Bank and President and Director of Moody Bancshares, Inc. ("Bancshares"), the sole shareholder of Moody Bank Holding Company, Inc. ("MBHC"), and President and Director of MBHC, the Bank's controlling shareholder. The Three R Trusts, trusts established by RLM for the benefit of his children, own 100% of Bancshares Class B Common Stock (which elects a majority of Bancshares' directors) and 47.5% of its Class A Common Stock. The trustee of the Three R Trusts is Irwin M. Herz, Jr., who is also a director of American National and a partner in Greer, Herz & Adams, L.L.P., 18th Floor, One Moody Plaza, Galveston, Texas, General Counsel to American National, SM&R, the Bank, Bancshares, MBHC, and the Fund.

    As of the Record Date, each of the Fund's directors, and it's directors and officers as a group, had the following ownership in the Fund:

                                                                            AMOUNT AND NATURE OF    PERCENT OF
TITLE OF CLASS                            NAME OF BENEFICIAL OWNER          BENEFICIAL OWNERSHIP      CLASS
--------------                       -----------------------------------  ------------------------  ----------
Class T                              Ralph S. Clifford                    18,287 (direct)              *
                                                                          6,642 (indirect)

Class T                              Jack T. Currie                       200 (direct)                 *

Class T                              Ira W. Painton                       4,678 (direct)               *
                                                                          4,712 (indirect)             *

Class T                              Donald P. Stevens                    11,410 (direct)              *

Class T                              Michael W. McCroskey                 1,541 (direct)               *
                                                                          551 (indirect)

Class T                              Directors and Officers as a Group    53,933 (direct/indirect)     *

*    Less than 1% owned

    The information above was furnished by the Fund's directors and officers.

BOARD OF DIRECTORS' RECOMMENDATION

    AFTER CAREFUL CONSIDERATION, THE BOARD MEMBERS OF YOUR FUND, INCLUDING THE INDEPENDENT MEMBERS, RECOMMEND THAT YOU VOTE "FOR" APPROVAL OF THE PROPOSED PLAN OF CONVERSION.

                             SM&R INVESTMENTS, INC.
           INFORMATION CONCERNING DIRECTORS, BOARD ORGANIZATION, AND
                               EXECUTIVE OFFICERS

    As explained above, by approving the Conversion, you are agreeing that the 14 present directors of SM&R Investments, Inc. will continue as directors of SM&R Investments, Inc. after the Conversion. In other words, by voting for the Conversion, you are ratifying and approving and, in effect, "electing", such 14 individuals as directors. Accordingly, to assist you in your decision on whether to vote in favor of or against the Conversion, we are including the following information which would have been furnished if you were actually voting for such individuals as directors. KEEP IN MIND THAT SUCH INFORMATION IS

ABOUT THE PRESENT DIRECTORS OF SM&R INVESTMENTS, INC. AND NOT YOUR FUND. However, such directors do include the seven present directors of your Fund.

    According to the information furnished to the Fund by SM&R Investments, Inc., the following stockholders owned five percent (5%) or more of SM&R Investments Inc.'s outstanding common stock as of the Record Date:

                                        NAME & ADDRESS OF BENEFICIAL       AMOUNT & NATURE OF    PERCENT OF
TITLE OF CLASS                                      OWNER                 BENEFICIAL OWNERSHIP     CLASS
--------------                       -----------------------------------  ---------------------  ----------
Common Stock                         American National Insurance          14,633,398 (direct)       17.27%
                                     Company (1)                          39,236,852 (indirect)     46.31%

Common Stock                         SM&R (2)                             1,316,033 (direct)         1.55%
                                                                          5,586 (indirect)           0.01%
Common Stock                         American Financial Warranty Corp.    3,080,268 (direct)         5.68%

(1) The address of American National Insurance Company is One Moody Plaza, Galveston, Texas 77550. American National's direct share ownership is composed of 779,611 shares of the SM&R Government Bond Fund, 689,069 shares of the SM&R Tax Free Fund, 5,100,870 shares of the SM&R Primary Fund and 8,063,848 shares of the SM&R Money Market Fund. American National's indirect ownership is composed of 864,511 shares of the SM&R Primary Fund and 38,372,341 shares of the SM&R Money Market Fund.

(2) SM&R's direct share ownership is composed of 540,895 shares of the SM&R Government Bond Fund, 138,113 shares of the SM&R Tax Free Fund, 15,088 shares of the SM&R Primary Fund, 621,937 shares of the SM&R Money Market Fund. SM&R's indirect share ownership is composed of 5,586 shares of the SM&R Primary Fund.

           INFORMATION CONCERNING DIRECTORS OF SM&R INVESTMENTS, INC.
         (NAME, ADDRESS, AGE, POSITION, OFFICES AND BUSINESS EXPERIENCE
                              IN LAST FIVE YEARS)

    The information set forth below has been furnished by each of the 14 directors and the officers of SM&R Investments, Inc.:

ERNEST S. BARRATT Ph.D. (1) (Department of Psychiatry and Behavioral Sciences, University of Texas Medical Branch, Galveston, Texas 77555-0189)
75, Director of SM&R Investments, Inc., another investment company in the SM&R complex of funds, since 1997; Director of American National Investment Accounts, Inc., another investment company in the SM&R complex of funds, since 1990; Marie B. Gale Professor in Psychiatry, Professor and Chief of Psychodiagnostic service and Cognitive Neuroscopic Laboratory, Department of Psychiatry and Behavioral Sciences, University of Texas Medical Branch, a medical school and hospital system, since 1962.

LEA MCLEOD MATTHEWS *(2) (#8 Kern Ramble, Austin, Texas 78722)
38, Director of SM&R Investments, Inc. and American National Investment Accounts, Inc., other investment companies in the SM&R complex of funds, since 1994; Tivoli Systems, Inc., software and communications company, since April 2000; Communications Consultant, Texas Association of School Boards, 1999 to 2000; Publications Editor, National Western Life Insurance Co., 1990 to 1999; Director of Garden State Life Insurance Company, 1993 to present; Director of Kids Exchange of Austin, a non-profit corporation, 1996 to 1998; Consultant to Austin Writers League.

ANN MCLEOD MOODY *(2) (5 Colony Park Drive, Galveston, Texas 77551)
63, Director of SM&R Investments, Inc. and American National Investment Accounts, Inc., other investment companies in the SM&R complex of funds, since 1997; Director of Moody Gardens, Inc., non-profit corporation, since 1994; Director of The Westcap Corporation, formerly a government bond trader, 1990 to January 14, 1999; Director of Bank of Galveston, 1983 to 1988; Director and Corporate Secretary of Seal Fleet, Inc., formerly offshore service company, 1972 to 1996; Director of Gal-Tex Hotel Corporation, hotel management company, since 1998.

EDWIN K. NOLAN (1) (1271 Jonas Drive, Canyon Lake, Texas 78133)
56, Director of SM&R Investments, Inc., another investment company in the SM&R complex of funds, since 1991; Director of American National Investment Accounts, Inc., another investment company in the SM&R complex of funds, since 1997; Investor and Attorney, Law Offices, Edwin K. Nolan, P. C., Canyon Lake, Texas since 1977; Director and Owner of Canyon Lake Aviation, Inc., a real estate company, since 1986; Director of Hancock Mini Mart, Inc. since 1995.

ROBERT V. SHATTUCK, JR. (1018 23rd Street, Galveston, Texas 77550)
58, Director of SM&R Investments, Inc. and American National Investment Accounts, Inc., other investment companies in the SM&R complex of funds, since 1997; Attorney, Law Offices of Robert V. Shattuck, Jr., Galveston, Texas, since 1986.

JAMIE G. WILLIAMS (3328 Stanford, Dallas, Texas 75225)
54, Director of SM&R Investments, Inc. and American National Investment Accounts, Inc., other investment companies in the SM&R complex of funds, since 1997; Academic Language Therapist and Educational Consultant 1974 to present; Director Center for Computer Assistance to the Disabled, since April 2000; Director of The Learning Therapist Graduate Certificate Program, 1986 to 1995; Adult Assessment Clinic and Adolescent Academic Development

Programs, Division of Evening, Summer and Continuing Studies, Southern Methodist University, 1994 to 1995; Adjunct Instructor in Department of Psychology, Dedman College, Southern Methodist University, 1988 to 1995.

FRANK P. WILLIAMSON (301 Barracuda, Galveston, Texas 77550)
68, Director of SM&R Investments, Inc. and American National Investment Accounts, Inc., other investment companies in the SM&R complex of funds, since 1997; Retired, Owner of Professional Pharmacy, 1964 to 1998.

    THE FOLLOWING SIX (6) DIRECTORS OF SM&R INVESTMENTS, INC. ARE ALSO CURRENTLY DIRECTORS OF THE FUND AND THE OTHER TWO SM&R EQUITY FUNDS:

RALPH S. CLIFFORD (3) (4800 Sixth Avenue Drive, Moline, Illinois 61265)
84, Director of SM&R Investments, Inc. and American National Investment Accounts, Inc. since September 21, 2000; Director of the Fund, SM&R Growth
Fund, Inc., and SM&R Balanced Fund, Inc., other investment companies in the SM&R complex of funds, since 1972; Retired Attorney, Clifford, Clifford & Olson; Retired Director of Henry County Bank; Retired Director of Illini Beef
Packers, Inc.; Retired Director of Industrial Relations of Deere & Company, tractor and implement manufacturing company.

PAUL D. CUMMINGS (3) (3102 Belaire Drive, Oklahoma City, Oklahoma 73110)
85, Director of SM&R Investments, Inc. and American National Investment Accounts, Inc., since September 21, 2000; Director of the Fund and SM&R Growth Fund, Inc., other investment companies in the SM&R complex of funds, since 1969; Director of SM&R Balanced Fund, Inc., another investment company in the SM&R complex of funds, since 1971; Retired President and Director of Globe Life and Accident Insurance Company.

JACK T. CURRIE (515 Post Oak Boulevard, Suite 750, Houston, Texas 77027)
72, Director of SM&R Investments, Inc. and American National Investment Accounts, Inc., since September 21, 2000; Director of the Fund, SM&R Growth Fund, Inc., and SM&R Balanced Fund, Inc., other investment companies in the SM&R complex of funds, since 1971; Personal Investments; Director of American Indemnity Financial Corporation, holding company for casualty insurance company, 1978 to 1999; Director of Stewart & Stevenson Services, Inc., 1990 to 1999, designs and constructs power generating systems.

IRA W. PAINTON, C.L.U. (3) (12004 Dahoon, Oklahoma City, Oklahoma 73120)
82, Director of SM&R Investments, Inc. and American National Investment Accounts, Inc., since September 21, 2000; Director of the Fund, since 1969 and Chairman of the Board since 1989; Director of the SM&R Growth Fund, Inc., another investment company in the SM&R complex of funds, since 1967, and Chairman of the Board, since 1989; and Director of SM&R Balanced

Fund, Inc., another investment company in the SM&R complex of funds, since 1978 and Chairman of the Board since 1989; Retired President of the Fund, SM&R Growth Fund, Inc., and SM&R Balanced Fund, Inc.; Retired President and Director of SM&R.

DONALD P. STEVENS (University of Texas Medical Branch, Box 25041, Galveston, Texas 77555)
53, Director of SM&R Investments, Inc. and American National Investment Accounts, Inc., since September 21, 2000; Director of the Fund, SM&R Growth Fund, Inc., and SM&R Balanced Fund, Inc., other investment companies in the SM&R complex of funds, since 1985; Assistant to the President for Government Relations of The University of Texas Medical Branch, a medical school and hospital system, since 1975; Vice President of Jamail Galveston Foundation, since 1993.

STEVEN H. STUBBS, C.F.A. (514 Poplar Avenue, Philadelphia, Mississippi 39350) 61, Director of SM&R Investments, Inc. and American National Investment Accounts, Inc., since September 21, 2000; Director of the Fund, SM&R Growth Fund, Inc., and SM&R Balanced Fund, Inc., other investment companies in the SM&R complex of funds, since 1989; Former Director, President and Chief Executive Officer of The Westcap Corporation, formerly a government bond trader, 1994 to 1995; Former President and Chief Executive Officer of SM&R 1987 to 1994; Former President and Chief Executive Officer of the Fund, SM&R Growth Fund, Inc., SM&R Balanced Fund, Inc., American National Investment Accounts, Inc. and SM&R Investments, Inc.; President and Director of Dancing Rabbit Press, Inc., private book publishing company, since 1999; Director of Neshoba County Philadelphia Historical Museum, Inc., non-profit museum, since 1999.

    THE FOLLOWING DIRECTOR OF SM&R INVESTMENTS, INC. IS ALSO CURRENTLY A DIRECTOR OF THE FUND, THE OTHER TWO SM&R EQUITY FUNDS AND AMERICAN NATIONAL INVESTMENT ACCOUNTS, INC.:

MICHAEL W. MCCROSKEY * (2450 South Shore Boulevard, Suite 400, League City, Texas 77573)
57, President, Chief Executive Officer and Director of SM&R Investments, Inc. and American National Investment Accounts, Inc., since 1994; President and Director of the Fund, SM&R Growth Fund, Inc., and SM&R Balanced Fund, Inc., other investment companies in the SM&R complex of funds, since 1994; President, Chief Executive Officer, Director and member of the Executive Committee of SM&R, since 1994; Executive Vice President of American National Insurance Company; Vice President of Standard Life and Accident Insurance Company; Vice President, Investments of American National Property and Casualty Company; Vice President, Investments of American

National General Insurance Company; Assistant Secretary of American National Life Insurance Company of Texas; Vice President of Investments for Garden State Life Insurance Company; Vice President, Pacific Property and Casualty, life, health and accident subsidiaries of American National; President and Director of ANREM Corporation, real estate investment; President and Director, ANTAC, Inc., real estate investment; Director, Comprehensive Investment Services, Inc., investments.

* "Interested Persons" as defined in the Investment Company Act of 1940. As indicated under the business experience section of the above table, Mr. McCroskey is President and Chief Executive Officer and a director of SM&R. Ms. Matthews and Mrs. Moody are members of the immediate family of Robert L. Moody. See "Stock Ownership of Certain Beneficial Owners and Officers and Directors" below.

(1)   Member of Audit Committee

(2)   Ms. Matthews is the daughter of Mrs. Ann Moody.

(3) Mr. Clifford, Mr. Cummings and Mr. Painton have advised the Fund that, because of their advancing age, they plan to resign from the board of SM&R Investments, Inc. effective December 31, 2000. SM&R Investments, Inc. has advised the Fund that if such directors resign, the current intent of the board of such fund would be not to replace such directors and to reduce the number of such fund's directors from 14 to 11. Mr. Clifford, Mr. Cummings and Mr. Painton have also advised the Fund that, if the Conversion described above is not approved by the Fund's shareholders and the Fund is not converted into a series of SM&R Investments, Inc., such directors will resign from the board of the Fund effective December 31, 2000.

              ORGANIZATION OF THE BOARD OF SM&R INVESTMENTS, INC.

    The Board of Directors of SM&R Investments, Inc. maintains an Audit Committee. The Audit Committee is responsible for making recommendations to the Board of Directors as to the selection and appointment of and compensation to the Fund's independent auditors, to review the scope and results of audits made by such independent auditors, to make recommendations to the Board as to the scope of future audits, to inquire into, review and make recommendations with respect to the adequacy of the Fund's accounting and financial controls, and to otherwise assure effective communication between such auditors and the Board of Directors as a whole. Ernest S. Barratt and Edwin K. Nolan are the present members of the Audit Committee. One (1) Audit Committee meeting was held during the fiscal year ended August 31, 2000.

    SM&R Investments, Inc. held four (4) meetings of its Board of Directors during the fiscal year ended August 31, 2000. None of the directors missed more than one (1) of the four (4) meetings.

                  EXECUTIVE OFFICERS OF SM&R INVESTMENTS, INC.

    The following information is given with respect to each of SM&R Investments, Inc.'s executive officers who are not directors:

TERESA E. AXELSON (2450 South Shore Boulevard, Suite 400, League City, Texas 77573)
52, Vice President and Secretary of SM&R Investments, Inc., the Fund, SM&R Growth Fund, Inc., SM&R Balanced Fund, Inc., American National Investment Accounts, Inc. and SM&R.

BRENDA T. KOELEMAY (2450 South Shore Boulevard, Suite 400, League City, Texas 77573)
45, Vice President and Treasurer of SM&R Investments, Inc., the Fund, SM&R Growth Fund, Inc., SM&R Balanced Fund, Inc., American National Investment Accounts, Inc. and SM&R; Treasurer and Director of Comprehensive Investment Services, Inc.; formerly Senior Manager, KPMG Peat Marwick.

MICHAEL W. MCCROSKEY (2450 South Shore Boulevard, Suite 400, League City, Texas 77573)
See "Information Concerning Directors" above.

EMERSON V. UNGER, C.L.U. (2450 South Shore Boulevard, Suite 400, League City, Texas 77573)
54, Vice President SM&R Investments, Inc., the Fund, SM&R Growth Fund, Inc., SM&R Balanced Fund, Inc., American National Investment Accounts, Inc. and SM&R.

                 CHIEF EXECUTIVE OFFICER AND DIRECTORS OF SM&R

    The following information is given with respect to each of SM&R's executive officers and directors:

R. EUGENE LUCAS (Gal-Tex Hotel Corporation, 2302 Postoffice Street, Galveston, Texas 77550)
DIRECTOR OF SM&R
    Director of American National Insurance Company, One Moody Plaza, Galveston, Texas 77550, life, health and accident insurance; President and Director of Gal-Tex Hotel Corporation, 504 Moody National Bank Tower, Galveston, Texas 77550, hotel management corporation; President and Director of Gal-Tenn Hotel Corporation, 504 Moody National Bank Tower, Galveston, Texas 77550, hotel management corporation; President and Director of Gal-Tex Management Company, 504 Moody National Bank Tower, Galveston, Texas 77550, hotel management corporation; President and Director of Gal-Tex Woodstock, Inc., 504 Moody National Bank Tower, Galveston, Texas

77550, hotel management corporation; President and Director of GTG Corporation, 504 Moody National Bank Tower, Galveston, Texas 77550, hotel management corporation.

MICHAEL W. MCCROSKEY (2450 South Shore Boulevard, Suite 400, League City, Texas 77573)
DIRECTOR, PRESIDENT, CHIEF EXECUTIVE OFFICER AND MEMBER OF THE EXECUTIVE COMMITTEE OF SM&R
    President and Director of SM&R Investments, Inc., the Fund, SM&R Growth Fund, Inc., SM&R Balanced Fund, Inc., and American National Investment Accounts, mutual funds; Director, Comprehensive Investment Services, an investment service company, all located at 2450 South Shore Boulevard, Suite 400, League City, Texas 77573; Executive Vice President, American National Insurance Company, life, health and accident insurance company; Director and President, ANREM Corporation, real estate management company; Director and President, ANTAC Corporation, real estate management company; all located at One Moody Plaza, Galveston, Texas 77550; Vice President, American National Property and Casualty, property and casualty insurance; Vice President, American National General Insurance Company, insurance company; Vice President, Pacific Property and Casualty, Inc., property and casualty insurance company, all located at 1949 East Sunshine, Springfield, Missouri. Vice President of Standard Life and Accident Insurance Company, insurance company, One Moody Plaza, Galveston, Texas 77550; Vice President of Garden State Life Insurance Company, insurance company, 2450 South Shore Blvd., League City, Texas 77573.

G. RICHARD FERDINANDTSEN (One Moody Plaza, Galveston, Texas 77550)
DIRECTOR AND MEMBER OF EXECUTIVE COMMITTEE OF SM&R
    Director, President and Chief Operating Officer, American National Insurance Company, life, health and accident insurance company; Director, Chairman of the Board, President and Chief Executive Officer, American National Life Insurance Company of Texas, life insurance company, both located at One Moody Plaza, Galveston, Texas; Director, Comprehensive Investment Services, investment service company, 2450 South Shore Boulevard, Suite 400, League City, Texas 77573; Director, Vice Chairman of the Board, American National General Insurance Company, insurance company; Director, Vice Chairman of the Board, American National Property and Casualty, property and casualty insurance company; Director and Vice Chairman of the Board, Pacific Property & Casualty Company, property and casualty insurance company; Underwriter, American National Lloyds Insurance Company, insurance company, all located at 1949 East Sunshine, Springfield, Missouri. Director and Chairman of the Board, Standard Life and

Accident Insurance Company, insurance company, One Moody Plaza, Galveston, Texas 77550; Director, Garden State Life Insurance Company, insurance company, 2450 South Shore Boulevard, League City, Texas 77573.

RONALD J. WELCH (One Moody Plaza, Galveston, Texas 77550)
DIRECTOR OF SM&R
    Executive Vice President and Chief Actuary of American National Insurance Company, life, health and accident insurance company; Senior Vice President of American National Life Insurance Company of Texas, life insurance company, both located at One Moody Plaza, Galveston, Texas 77550; Director and Chairman of the Board of Garden State Life Insurance Company, insurance company, 2450 South Shore Boulevard, League City, Texas 77573; Director of Standard Life and Accident Insurance Company, insurance company, One Moody Plaza, Galveston, Texas 77550; Director of American National Property and Casualty Company, property and casualty insurance company; Director of American National General Insurance Company, insurance company; Director of Pacific Property and Casualty Company, property and casualty insurance company, all located at 1949 East Sunshine Street, Springfield, Missouri.

GORDON DIXON (2450 South Shore Boulevard, League City, Texas 77573)
DIRECTOR, SENIOR VICE PRESIDENT, CHIEF INVESTMENT OFFICER AND MEMBER OF INVESTMENT AND EXECUTIVE COMMITTEES OF SM&R
    Vice President and Co-Portfolio Manager of the Fund, SM&R Growth Fund, Inc. and SM&R Balanced Fund, Inc.; Vice President of, Portfolio Manager for American National Government Bond Portfolio and American National High Yield Bond Portfolio of, and Co-Portfolio Manager of American National Growth Portfolio, American National Equity Income Portfolio and American National International Stock Portfolio of American National Investment Accounts, Inc.; Director and President, Comprehensive Investment Services, investment service company, all located at 2450 South Shore Boulevard Suite 400, League City, Texas 77573; Vice President of Stocks for American National Insurance Company, life, health and accident insurance company, One Moody Plaza, Galveston, Texas 77550; Vice President of Investments for Garden State Life Insurance Company, an insurance company, 2450 South Shore Boulevard, League City, Texas 77573.

DAVID A. BEHRENS (One Moody Plaza, Galveston, Texas 77550)
DIRECTOR OF SM&R
    Executive Vice President, Independent Marketing, American National Insurance Company, life, health and accident Insurance company, One Moody Plaza, Galveston, Texas 77550.

      STOCK OWNERSHIP OF OFFICERS AND DIRECTORS OF SM&R INVESTMENTS, INC.

    As of the Record Date, each of SM&R Investments, Inc.'s directors, and it's directors and officers as a group, had the following ownership in the Fund:

                                                                          AMOUNT AND NATURE OF  PERCENT OF
TITLE OF CLASS                            NAME OF BENEFICIAL OWNER        BENEFICIAL OWNERSHIP    CLASS
--------------                       -----------------------------------  --------------------  ----------
SM&R Primary Fund                    Paul D. Cummings                     20,903 (direct)          *

SM&R Money Market Fund               Jack T. Currie                       10,000 (direct)          *

SM&R Money Market Fund               Edwin Nolan                          24,407 (direct)          *

SM&R Primary Fund                                                         2,859 (direct)           *

SM&R Government Bond Fund Class T    Michael W. McCroskey                 3,693 (indirect)         *

SM&R Tax Free Fund Class T                                                4,265 (direct)           *
                                                                          104 (indirect)           *

SM&R Money Market Fund                                                    44,001 (direct)          *

SM&R Primary Fund                                                         56,819 (direct)          *

SM&R Money Market Fund               Ira W. Painton                       6,322 (direct)           *
                                                                          4,551 (indirect)         *

SM&R Money Market Fund               Steven H. Stubbs                     9,320 (direct)           *

SM&R Government Bond Fund            Directors and Officers as a group    4,292 (direct/           *
                                                                          indirect)

SM&R Tax Free Fund                   Directors and Officers as a group    6,382 (direct/           *
                                                                          indirect)

SM&R Money Market Fund               Directors and Officers as a group    216,800 (direct/         *
                                                                          indirect)

SM&R Primary Fund                    Directors and Officers as a group    172,087 (direct/         *
                                                                          indirect)

*    Less than 1% owned

    The information above was furnished by the Fund's directors and officers.

        REMUNERATION OF OFFICERS AND DIRECTORS OF SM&R INVESTMENTS, INC.

    The directors who are "Interested Persons" and the officers of SM&R Investments, Inc. receive remuneration, directors' fees and expense reimbursements only from SM&R and not from SM&R Investments, Inc. Directors who are not "Interested Persons" of SM&R Investments, Inc. are paid directors' fees by and receive expense reimbursement from SM&R Investments, Inc. (See the footnote under "Information Concerning Directors" above for a definition of "Interested Persons".)

    All of the directors except Mr. McCroskey (who, as an employee of SM&R, is not paid a fee for serving on the boards of funds in the SM&R fund complex) are paid a $500 per meeting fee for attendance at Board Meetings, a $2,000 annual retainer fee and reimbursement of travel expenses. The annual retainer fee and the travel expenses paid by SM&R Investments, Inc. are allocated between the series of SM&R Investments, Inc. The following directors of SM&R
Investments, Inc. received the following compensation from SM&R Investments, Inc. for the fiscal year ended August 31, 2000:

                                                                        TOTAL
                                                AGGREGATE           COMPENSATION
                                               COMPENSATION           FROM SM&R
                                                   FROM           INVESTMENTS, INC.
NAME OF PERSON, POSITION                  SM&R INVESTMENTS, INC.  AND FUND COMPLEX
------------------------                  ----------------------  -----------------
ERNEST S. BARRATT (1)(2)
  DIRECTOR                                      $4,000.00            $ 8,000.00

RALPH S. CLIFFORD (1)(3)
  DIRECTOR                                      $     -0-            $10,000.00

PAUL D. CUMMINGS (1)(3)
  DIRECTOR                                      $     -0-            $10,000.00

JACK T. CURRIE (1)(3)
  DIRECTOR                                      $     -0-            $10,000.00

MICHAEL W. MCCROSKEY *(1)
  DIRECTOR                                      $     -0-            $      -0-

ALLAN W. MATTHEWS *(4)
  DIRECTOR                                      $     -0-            $      -0-

LEA MCLEOD MATTHEWS *(1)
  DIRECTOR                                      $     -0-            $      -0-

ANN MCLEOD MOODY *(1)
  DIRECTOR                                      $     -0-            $      -0-

                                                                        TOTAL
                                                AGGREGATE           COMPENSATION
                                               COMPENSATION           FROM SM&R
                                                   FROM           INVESTMENTS, INC.
NAME OF PERSON, POSITION                  SM&R INVESTMENTS, INC.  AND FUND COMPLEX
------------------------                  ----------------------  -----------------
EDWIN K. NOLAN (1)(2)
  DIRECTOR                                      $4,000.00            $ 8,000.00

IRA W. PAINTON (1)(3)
  DIRECTOR                                      $     -0-            $14,000.00

ROBERT V. SHATTUCK, JR. (1)(2)
  DIRECTOR                                      $4,000.00            $ 8,000.00

DONALD P. STEVENS (1)(3)
  DIRECTOR                                      $     -0-            $10,000.00

STEVEN H. STUBBS (1)(3)
  DIRECTOR                                      $     -0-            $10,000.00

JAMIE G. WILLIAMS (1)(2)
  DIRECTOR                                      $4,000.00            $ 8,000.00

FRANK P. WILLIAMSON (1)(2)
  DIRECTOR                                      $4,000.00            $ 8,000.00

*    "Interested Persons" as defined in the Investment Company Act of 1940.

(1) Also serves as a director of the Fund and American National Investment Accounts, Inc., SM&R Balanced Fund, Inc. and SM&R Growth Fund, Inc., other funds in the SM&R complex of funds.

(2) Received compensation from SM&R Investments, Inc. and American National Investment Accounts, Inc., another fund in the SM&R fund complex.

(3) Received compensation from the Fund, SM&R Balanced Fund, Inc. and SM&R Growth Fund, Inc., other funds in the SM&R complex of funds.

(4) Mr. Matthews resigned as a director of SM&R Investments, Inc. effective August 17, 2000.

                             SHAREHOLDER PROPOSALS

    As a general matter, the Fund does not hold annual meetings of shareholders, and, therefore, the anticipated date of the next special meeting of shareholders of the Fund cannot be provided. Any shareholder proposal that properly may be included in proxy solicitation materials for a special meeting of shareholders must be received by the Fund a reasonable time prior to the date voting instructions or proxy materials are mailed to shareholders. Any such proposals must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934.

                                    AUDITORS

    Tait, Weller & Baker ("TWB"), 8 Penn Center, Philadelphia, Pennsylvania 19103, served as the Fund's independent auditors for the year ending
December 31, 1999 and will also serve as the Fund's independent auditors for the current fiscal year. Representatives of TWB are not expected to be present at the Special Shareholders' Meeting.

                                 ANNUAL REPORT

    The financial statements of the Fund, as contained in the Annual Report, should be read in conjunction with this Proxy Statement. A copy of the Annual Report of the Fund for the fiscal year ended December 31, 1999, including financial statements, was mailed to shareholders in March, 2000. The Fund will furnish, without charge, a copy of the Annual Report and the Semi-Annual Report for the period ended June 30, 2000, to a shareholder upon request. The financial statements of SM&R Investments, Inc., as contained in its annual report should also be read in conjunction with this Proxy Statement. A copy will be provided to you upon request, without charge. Any such request should be made to Michele Lord, Assistant Secretary of the Fund, at P.O. Box 58969, Houston, Texas 77258-8969 or 1-800-526-8346, extension 229.

                                 OTHER BUSINESS

    Management knows of no other business which will be presented for consideration at the meeting other than as stated above. If any other business shall properly come before the meeting, the enclosed Proxy authorizes the persons named therein to vote on any such other business in accordance with their best judgement.

    All shares represented by proxies received by management, not revoked, will be voted at the meeting or at any adjournment thereof. Accordingly, we hope that you will be able to attend the meeting, but if not, we ask that you promptly mark, sign and mail the enclosed Proxy in the enclosed envelope.

                                 By Order of the Board of Directors

                                 /s/ Teresa E. Axelson

                                 Teresa E. Axelson,
                                 Secretary

APPENDIX A

                AGREEMENT AND PLAN OF CONVERSION AND TERMINATION

    This AGREEMENT AND PLAN OF CONVERSION AND TERMINATION ("Agreement") is made August 17, 2000 between SM&R Equity Income Fund, Inc., a Maryland corporation (the "Old Fund"), and SM&R Investments, Inc., a Maryland corporation ("Investments"), on behalf of its SM&R Equity Income Fund series (the "New Fund"). (Old Fund and New Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds"; and the Old Fund and Investments are sometimes referred to herein individually as an "Investment Company" and collectively as the "Investment Companies".) All agreements, representations, actions, and obligations described herein made or to be taken or undertaken by either Fund are made and shall be taken or undertaken by the Old Fund or by Investments on behalf of the New Fund.

    The Old Fund intends to change its identity -- by converting from a "stand alone" fund organized and operating as a Maryland corporation to New Fund, a new series of Investments -- through a reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"). Old Fund will accomplish such conversion by:

    (i) transferring all its assets to New Fund (which is being established by Investments solely for the purpose of acquiring Old Fund's assets and continuing Old Fund's business) in exchange solely for voting shares of common stock of New Fund ("New Fund Shares") and New Fund's assumption of Old Fund's liabilities; and

    (ii) subsequently constructively distributing the New Fund Shares pro rata to holders of Old Fund shares of common stock ("Old Fund Shares") in exchange therefor.

Such transfer, exchange, assumption and distribution shall be on the terms and conditions set forth in this Agreement, which is intended to be, and is adopted as, a "plan of reorganization" for federal income tax purposes. All such transactions are referred to herein as the "Reorganization."

    In consideration of the mutual promises herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.  PLAN OF CONVERSION AND TERMINATION

    1.1 Old Fund agrees to assign, sell, convey, transfer, and deliver to New Fund all of Old Fund's assets including, but not limited to, the assets described in paragraph 1.2 below ("Old Fund Assets"). New Fund agrees in exchange therefor --

         (a) to issue and deliver to Old Fund the number of full and fractional (rounded to the third decimal place) New Fund Shares equal to the number of full and fractional Old Fund Shares then outstanding, and

         (b) to assume all of Old Fund's liabilities, including, but not limited to, those described in paragraph 1.3 ("Old Fund Liabilities").

    Such transactions shall take place at the Closing (as defined in paragraph 2.1).

    1.2 The Old Fund Assets shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, books and records, deferred and prepaid expenses shown as assets on Old Fund's books, and any and all other property owned by Old Fund at the Effective Time (as defined in paragraph 2.1).

    1.3 The Old Fund Liabilities shall include, without limitation, all of Old Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time, and whether or not specifically referred to in this Agreement.

    1.4 At the Effective Time (or as soon thereafter as is reasonably practicable), (a) the one New Fund Share issued to Old Fund pursuant to paragraph 4.4 shall be redeemed by New Fund for $1.00 and (b) Old Fund shall distribute the New Fund Shares it received pursuant to paragraph
         1.1 to its shareholders of record, determined as of the Effective Time (each an "Old Fund Shareholder" and collectively "Old Fund Shareholders"), in constructive exchange for their Old Fund Shares. Such distribution shall be accomplished by Investments' transfer agent's opening accounts on New Fund's share transfer books in the Old Fund Shareholders' names and transferring such New Fund Shares thereto. Each Old Fund Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) New Fund Shares due that Old Fund Shareholder so that each such Old Fund Shareholder owns the same amount and class of New Fund Shares as the number and class of Old Fund Shares owned by such Old Fund Shareholder as of the Effective Time. All outstanding Old Fund Shares, including any represented by certificates, shall simultaneously be canceled on Old Fund's share transfer books. New Fund shall not issue certificates representing the New Fund Shares in connection with the Reorganization.

    1.5 As soon as reasonably practicable after distribution of the New Fund Shares to the Old Fund Shareholders pursuant to paragraph 1.4, but in all events within twelve months after the Effective Time, Old Fund's corporate existence shall be terminated, and any and all further action necessary under applicable law to accomplish such termination of Old Fund shall be taken.

    1.6 Any reporting responsibility of Old Fund to a public authority is and shall remain its responsibility up to and including the date on which Old Fund is terminated.

    1.7 Any transfer taxes payable on issuance of New Fund Shares in a name other than that of the registered holder on Old Fund's books of the Old Fund Shares constructively exchanged therefor shall be paid by the person to whom such New Fund Shares are to be issued, as a condition of such transfer.

2.  CLOSING AND EFFECTIVE TIME

    2.1 The Reorganization, together with related acts necessary to consummate the Reorganization (the "Closing"), shall occur at the offices of Securities Management and Research, Inc. at 2450 South Shore Boulevard, Suite 400, League City, Texas 77573 on December 31, 2000, or at such other place and/or on such other date as to which the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the date thereof or at such other time as to which the parties may agree (the "Effective Time").

    2.2 The Old Fund's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the Old Fund Assets, including all portfolio securities, transferred by Old Fund to New Fund, as reflected on New Fund's books immediately following the Closing, does or will conform to such information on Old Fund's books immediately before the Closing. The Old Fund's custodian shall deliver at the Closing a certificate of an authorized officer stating that (a) the Old Fund Assets held by the custodian will be transferred to New Fund at the Effective Time and
         (b) all necessary taxes in conjunction with the delivery of the Old Fund Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made.

    2.3 Investments' transfer agent shall deliver at the Closing a certificate as to the opening on New Fund's share transfer books of accounts in the Old Fund Shareholders' names. Investments shall issue and deliver a confirmation to the Old Fund evidencing the New Fund Shares to be credited to Old Fund at the Effective Time or provide evidence satisfactory to the Old Fund that such New Fund Shares have been credited to Old Fund's account on such books. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as the other party or its counsel may reasonably request.

    2.4 Each Investment Company shall deliver to the other at the Closing a certificate executed in its name by its President or a Vice President in form and substance satisfactory to the recipient and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated by this Agreement.

3.  REPRESENTATIONS AND WARRANTIES

    3.1  Old Fund represents and warrants as follows:

         3.1.1 The Old Fund is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Amended and Restated Articles of Incorporation is on file with the Maryland Department of Assessments and Taxation;

         3.1.2 The Old Fund is duly registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"), and such registration will be in full force and effect at the Effective Time;

         3.1.3 At the Closing, Old Fund will have good and marketable title to the Old Fund Assets and full right, power, and authority to sell, assign, transfer, and deliver the Old Fund Assets free of any liens or other encumbrances; and upon delivery and payment for the Old Fund Assets, New Fund will acquire good and marketable title thereto;

         3.1.4 New Fund Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof;

         3.1.5 The Old Fund is a "fund" as defined in section 851(g)(2) of the Code; it qualified for treatment as a regulated investment company under Subchapter M of the Code ("RIC") for each past taxable year since it commenced operations and will continue to meet all the requirements for such qualification for its current taxable year; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it. The Old Fund Assets shall be invested at all times through the Effective Time in a manner that ensures compliance with the foregoing;

         3.1.6 The Old Fund Liabilities were incurred by Old Fund in the ordinary course of its business and are associated with the Old Fund Assets;

         3.1.7 The Old Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of section 368(a)(3)(A) of the Code;

         3.1.8 Not more than 25% of the value of Old Fund's total assets (excluding cash, cash items, and U. S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers;

         3.1.9 As of the Effective Time, Old Fund will not have outstanding any warrants, options, convertible securities, or any other type of rights pursuant to which any person could acquire Old Fund Shares;

         3.1.10 At the Effective Time, the performance of this Agreement shall have been duly authorized by all necessary action by Old Fund's Shareholders; and

         3.1.11 The Old Fund will be terminated as soon as reasonably practicable after the Effective Time, but in all events within twelve months thereafter.

    3.2  New Fund represents and warrants as follows:

         3.2.1 Investments is a corporation duly organized, validly existing, and in good standing under the laws of the State of Maryland; and a copy of its Amended and Restated Articles of Incorporation is on file with the Maryland Department of Assessments and Taxation;

         3.2.2 Investments is duly registered as an open-end management investment company under the 1940 Act, and such registration will be in full force and effect at the Effective Time;

         3.2.3 Before the Effective Time, New Fund will be a duly established and designated series of Investments;

         3.2.4 New Fund has not commenced operations and will not do so until after the Closing;

         3.2.5 Prior to the Effective Time, there will be no issued and outstanding shares in New Fund or any other securities issued by New Fund, except for the one share provided for in paragraph 4.4;

         3.2.6 No consideration other than New Fund Shares (and New Fund's assumption of the Old Fund Liabilities) will be issued in exchange for the Old Fund Assets in the Reorganization;

         3.2.7 The New Fund Shares to be issued and delivered to Old Fund hereunder will, at the Effective Time, have been duly authorized and, when issued and delivered as provided herein, will be duly and validly issued and outstanding shares of New Fund, fully paid and non-assessable;

         3.2.8 New Fund will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements to qualify for treatment as a RIC for its taxable year in which the Reorganization occurs;

         3.2.9 New Fund has no plan or intention to issue additional New Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of Investments, an open-end investment company; nor does

                 New Fund have any plan or intention to redeem or otherwise reacquire any New Fund Shares issued to the Old Fund Shareholders pursuant to the Reorganization, except to the extent it is required by the 1940 Act to redeem any of its shares presented for redemption at net asset value in the ordinary course of that business;

         3.2.10 Following the Reorganization, New Fund (a) will continue Old Fund's "historic business" (within the meaning of section 1.368-1(d)(2) of the Income Tax Regulations under the
                 Code), (b) use a significant portion of Old Fund's historic business assets (within the meaning of section 1.368-1(d)(3) of those regulations) in a business, (c) has no plan or intention to sell or otherwise dispose of any of the Old Fund Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC, and (d) expects to retain substantially all the Old Fund Assets in the same form as it receives them in the Reorganization, unless and until subsequent investment circumstances suggest the desirability of change or it becomes necessary to make dispositions thereof to maintain such status;

         3.2.11 There is no plan or intention for New Fund to be dissolved or merged into another corporation or a business trust or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization; and

         3.2.12 Immediately after the Reorganization, (a) not more than 25% of the value of the New Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (b) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

    3.3  Each Fund represents and warrants as follows:

         3.3.1 The aggregate fair market value of the New Fund Shares, when received by the Old Fund Shareholders, will be approximately equal to the aggregate fair market value of their Old Fund Shares constructively surrendered in exchange therefor;

         3.3.2 Its management (a) is unaware of any plan or intention of Old Fund Shareholders to redeem, sell, or otherwise dispose of
                 (i) any portion of their Old Fund Shares before the Reorganization to any person related (within the meaning of section 1.368-1(e)(3) of the Income Tax Regulations under the
                 Code) to either Fund or (ii) any portion of the New Fund Shares to be received by them in the Reorganization to any person related (as so defined) to New Fund, (b) does not anticipate dispositions of those New Fund Shares at the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares of Old Fund as a series of an open-end investment company, (c) expects that the percentage of Old Fund Shareholder interests, if any, that will be disposed of as a result of or at the time of the Reorganization will be de minimis, and (d) does not anticipate that there will be extraordinary redemptions of New Fund Shares immediately following the Reorganization;

         3.3.3 The Old Fund Shareholders will pay their own expenses, if any, incurred in connection with the Reorganization;

         3.3.4 Immediately following consummation of the Reorganization, the Old Fund Shareholders will own all the New Fund Shares and will own such shares solely by reason of their ownership of Old Fund Shares immediately before the Reorganization;

         3.3.5 Immediately following consummation of the Reorganization, New Fund will hold the same assets -- except for assets distributed to shareholders in the course of its business as an RIC -- and be subject to the same liabilities that Old Fund held or was subject to immediately prior to the Reorganization. Such excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends) made by Old Fund immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of Old Fund's net assets;

         3.3.6   There is no intercompany indebtedness between the Funds; and

         3.3.7 Neither Fund will be reimbursed for any expenses incurred by it or on its behalf in connection with the Reorganization.

4.  CONDITIONS PRECEDENT

    Each Fund's obligations hereunder shall be subject to (a) performance by the other Fund of all its obligations to be performed hereunder at or before the Effective Time, (b) all representations and warranties of the other Fund contained herein being true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated hereby, as of the Effective Time, with the same force and effect as if made on and as of the Effective Time, and (c) the further conditions that, at or before the Effective Time:

    4.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by each Investment Company's board of directors and shall have been approved by Old Fund's shareholders in accordance with applicable law;

    4.2 All necessary filings shall have been made with the Securities and Exchange Commission ("SEC") and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. All consents, orders, and permits of federal, state, and local regulatory authorities (including the SEC and state securities authorities) deemed necessary by either Investment Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either Investment Company may waive any of such conditions;

    4.3 Each Investment Company shall have received an opinion of Sutherland, Asbill & Brennan, L.L.P., addressed to and in form and substance satisfactory to it, as to the federal income tax consequences mentioned below ("Tax Opinion"). In rendering the Tax Opinion, such counsel may rely as to factual matters, exclusively and without independent verification, on the representations made in this Agreement (or in separate letters addressed to such counsel) and the certificates delivered pursuant to paragraph 2.4. The Tax Opinion shall be substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

         4.3.1 New Fund's acquisition of the Old Fund Assets in exchange solely for New Fund Shares and New Fund's assumption of the Old Fund Liabilities, followed by Old Fund's distribution of those shares pro rata to the Old Fund Shareholders constructively in exchange for the Old Fund Shareholders' Old Fund Shares, will constitute a reorganization within the meaning of section 368(a)(1)(F) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

         4.3.2 Old Fund will recognize no gain or loss on the transfer to New Fund of the Old Fund Assets in exchange solely for New Fund Shares and New Fund's assumption of the Old Fund Liabilities or on the subsequent distribution of those shares to the Old Fund Shareholders in constructive exchange for their Old Fund Shares;

         4.3.3 New Fund will recognize no gain or loss on its receipt of the Old Fund Assets in exchange solely for New Fund Shares and its assumption of the Old Fund Liabilities;

         4.3.4 New Fund's basis for the Old Fund Assets will be the same as the basis thereof in Old Fund's hands immediately before the Reorganization, and New Fund's holding period for the Old Fund Assets will include Old Fund's holding period therefor;

         4.3.5 An Old Fund Shareholder will recognize no gain or loss on the constructive exchange of all its Old Fund Shares solely for New Fund Shares pursuant to the Reorganization;

         4.3.6 An Old Fund Shareholder's aggregate basis for the New Fund Shares to be received by it in the Reorganization will be the same as the aggregate basis for its Old Fund shares to be constructively surrendered in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include its holding period for those Old Fund Shares, provided they are held as capital assets by the Old Fund Shareholder at the Effective Time; and

         4.3.7 For purposes of section 381 of the code, New Fund will be treated as if there had been no Reorganization. Accordingly, the Reorganization will not result in the termination of Old Fund's taxable year, Old Fund's tax attributes enumerated in section 381(c) of the Code will be taken into account by New Fund as if there had been no Reorganization, and the part of Old Fund's taxable year before the Reorganization will be included in New Fund's taxable year after the Reorganization;

    4.4 Prior to the Closing, Investments' directors shall have authorized the issuance of, and New Fund shall have issued, one New Fund Share to Old Fund in consideration of the payment of $1.00 to vote on the matters referred to in paragraph 4.5; and

    4.5 Investments (on behalf of and with respect to New Fund) shall have entered into an investment advisory agreement, an underwriting agreement, an administrative service agreement, a custodian contract, a multiple class plan, and a distribution and shareholder servicing plan pursuant to rule 12b-1 under the 1940 Act, and such other agreements as are necessary for New Fund's operation as a series of an open-end investment company. Each such contract, plan, and agreement shall have been approved by Investments' directors and, to the extent required by law, by such of those directors who are not "interested persons" thereof (as defined in the 1940 Act) and by the Old Fund as the sole shareholder of New Fund.

    At any time before the Closing, either Investment Company may waive any of the foregoing conditions (except that set forth in paragraph 4.1) if, in the judgment of its board of directors, such waiver will not have a material adverse effect on its Fund's shareholders' interests.

5.  BROKERAGE FEES AND EXPENSES

    5.1 Each Investment Company represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

    5.2 The expenses of the Reorganization will be borne by Securities Management and Research, Inc., the Florida corporation that serves as investment adviser to the Funds.

6.  ENTIRE AGREEMENT; NO SURVIVAL

    Neither party has made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement between the parties. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

7.  TERMINATION

    This Agreement may be terminated at any time at or prior to the Effective Time, whether before or after approval by Old Fund's Shareholders:

    7.1 By either Fund (a) in the event of the other Fund's material breach of any representation, warranty, or covenant contained herein to be performed at or prior to the Effective Time, (b) if a condition to its obligations has not been met and it reasonably appears that such condition will not or cannot be met, or (c) if the Closing has not occurred on or before December 31, 2000; or

    7.2  By the parties' mutual agreement.

    In the event of termination under paragraphs 7.1(c) or 7.2, there shall be no liability for damages on the part of either Fund, or the directors or officers of either Investment Company, to the other Fund.

8.  AMENDMENT

    This Agreement may be amended, modified, or supplemented at any time, notwithstanding approval thereof by Old Fund's Shareholders, in such manner as may be mutually agreed upon in writing by the parties; provided that following such approval no such amendment shall have a material adverse effect on the Old Fund Shareholders' interests.

9.  MISCELLANEOUS

    9.1 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland; provided that, in the case of any conflict between such laws and the federal securities laws, the latter shall govern.

    9.2 Nothing expressed or implied herein is intended or shall be construed to confer upon or give any person, firm, trust, or corporation other than the parties and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

    9.3 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by each Investment Company and delivered to the other party hereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officers as of the day and year first written above.

ATTEST:                            SM&R EQUITY INCOME FUND, INC.

                                   By:
--------------------------------   -------------------------------
Secretary                          Name:
                                   --------------------------------
                                   Its:
                                   -------------------------------

ATTEST:                            SM&R INVESTMENTS, INC.

                                   By:
--------------------------------   -------------------------------
Secretary                          Name:
                                   --------------------------------
                                   Its:
                                   -------------------------------

VOTING PROXY

                          SM&R EQUITY INCOME FUND, INC.

                     PROXY FOR SPECIAL SHAREHOLDER'S MEETING
                                October 31, 2000
                  Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Ira W. Painton and Michael W. McCroskey and each or any of them, as proxies with power of substitution, and hereby authorizes each of them to represent and to vote, as designated on the reverse side, all the shares of the SM&R Equity Income Fund, Inc. that the undersigned is entitled to vote at the special meeting of shareholders to be held in League City, Texas, on Tuesday, October 31, 2000, and at any postponement or adjournment thereof on each of the Proposals contained in the Proxy Statement.

You are encouraged to specify your choices by marking the appropriate boxes by each Proposal presented. You need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. If you sign this form without checking a box with respect to any proposal listed, the timely return of this Proxy Voting Ballot will be deemed an instruction to vote in favor of the proposals. The named proxies cannot vote your shares unless you sign and return this Proxy Voting Ballot in the envelope provided. In their discretion, the named proxies will vote on such other business as is properly brought before the meeting and any adjournment or adjournments thereof.

                                     I hereby revoke any and all proxies with respect to shares of the Fund heretofore given by me. I acknowledge receipt of the proxy statement dated September 21, 2000. THIS PROXY VOTING BALLOT MAY BE REVOKED AT ANY TIME PRIOR TO THE MEETING BY NOTIFYING THE SECRETARY OF THE FUND IN WRITING.

                                     Date______________, 2000

                                     -----------------------------------------
                                     Signature(s) (Title(s), if applicable)

                                     Note: Please sign exactly as your name or names appear on the Proxy Voting Ballot. When signing as a fiduciary (i.e. attorney, executor, administrator, trustee, or guardian), give the full title as to the capacity in which you are signing.


VOTE ON PROPOSALS ( The Board of Directors recommends a vote FOR )

1. Approval of Plan of Conversion of the Fund into a Series of SM&R Investments, Inc.

                 [] For          []  Abstain     [] Against

2. To act on such other matters as may properly come before the meeting or any adjournment thereof.